EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
--------------------------------------------------------------------------------
Contact:    Franklin Resources, Inc.
            Investor Relations: Greta Gahl (650) 312-4091
            Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES FIRST QUARTER RESULTS


SAN MATEO, CA, JANUARY 27, 2005 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $240.0 million, or $0.92 per share diluted on revenues of $986.0 million for the quarter ended December 31, 2004. In the quarter ended September 30, 2004, net income was $187.7 million, or $0.73 per share diluted, on revenues of $881.7 million. For the quarter ended December 31, 2003, net income was $172.3 million, or $0.67 per share diluted on revenues of $809.7 million. Operating income increased 24% this quarter over the prior quarter and increased 35% over the same quarter in the prior year.

     As of December 31, 2004, assets under management by the company's subsidiaries were $402.2 billion, as compared to $361.9 billion last quarter and $336.7 billion at this time last year. Simple monthly average assets under management during the current quarter were $381.0 billion compared to $353.3 billion in the preceding quarter and $318.7 billion in the same quarter a year ago. Equity assets now comprise 57% of total assets under management as compared to 55% last quarter and 54% at December 31, 2003. Fixed-income assets now comprise 25% of total assets under management as compared to 27% last quarter and 29% at the same time last year. As of December 31, 2004, hybrid assets account for 17% of total assets under management as compared to 16% last quarter and 15% at December 31, 2003. Sales exceeded redemptions by $8.8 billion for the current quarter compared to $6.6 billion for the prior quarter and $7.4 billion for the comparable quarter a year ago.

FISCAL FIRST QUARTER 2005 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1,/2
(See important footnotes in "Supplemental Information" section at the end of the release.)

* Over 80% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended December 31, 2004, and over 90% of long-term mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/4
* More than 95% of Franklin Templeton's fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended December 31, 2004. /3,/5
* Over 70% of Franklin Templeton's total equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended December 31, 2004, and over 85% of equity mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/6
* Franklin Income Fund, the company's largest fund with over $30 billion in assets as of December 31, 2004, ranked in the top quartile of the LIPPER Income Funds peer group for total return among 198, 115, 79 and 20 funds for the one-, three-, five- and 10-year periods. The fund also received LIPPER Leader awards for Total Return and Preservation and was rated 5 stars overall by MORNINGSTAR among 228 Conservative Allocation funds as of December 31, 2004. /7,/12,/13
* Franklin Federal Tax-Free Income Fund ranked in the top two quartiles of the LIPPER General Municipal Debt Funds peer group for total return among 297, 269, 234 and 139 funds for the one-, three-, five- and 10-year periods ended December 31, 2004. The fund was rated 4 stars overall by MORNINGSTAR among 258 Muni National Long funds as of December 31, 2004. /8,/13
* Templeton Growth Fund ranked in the top quartile of the LIPPER Global Large-Cap Value Funds peer group for total return among 24, 23, 18 and 3 funds for the one-, three-, five- and 10-year periods ended December 31, 2004. Templeton Growth also received Lipper Leader awards for Total Return, Preservation and Consistent Return and was rated 4 stars overall by MORNINGSTAR among 274 World Stock funds as of December 31, 2004. /9,/12,/13
* Templeton World Fund ranked in the top two quartiles of the LIPPER Global Multi-Cap Core Funds peer group for total return among 61, 49, 26 and 10 funds for the one-, three-, five- and 10-year periods ended December 31, 2004. Templeton World received a LIPPER Leader award for Consistent Return and was rated 4 stars overall by MORNINGSTAR among 274 World Stock funds as of December 31, 2004. /10,/12,/13
* Franklin Flex-Cap Growth Fund ranked in the top two quartiles of the LIPPER Multi-Cap Growth Funds peer group for total return among 418, 343, 223 and 74 funds for the one-, three-, five- and 10-year periods ended December 31, 2004. The fund received a LIPPER Leader Award for Total Return and outpaced the S&P 500 Index benchmark for the one-, three- and 10-year periods ended December 31, 2004. /11,/12

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE QUOTED. PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM FOR MOST RECENT MONTH-END PERFORMANCE.

GLOBAL BUSINESS DEVELOPMENTS

* In a quarterly survey of shareholder satisfaction conducted by National Quality Review (NQR), a third party customer service evaluator, 95% of customers responding to the survey said they would recommend Franklin Templeton Investments to others, and 91% rated their overall satisfaction a four or five (five representing "Completely Satisfied").
* Franklin Templeton was rated No. 1 in the German market for product quality by Feri Trust and had the highest percentage of funds receiving top ratings in the research agency's September survey.
* Franklintempleton.com received DALBAR's Certified Website Seal recognizing excellence in customer satisfaction and service quality for the financial advisor and shareholder sites.
* Franklin Templeton India Mutual Fund was declared "Fund of the Year for 2004" by Indian publication Business India, in association with personalfn.com. The award was based on asset growth, performance, introduction of innovative products and education of investors.
* Templeton Emerging Markets Fund was named Emerging Markets Fund of the Year, and the company's

     "Feet On the Street" campaign for the Outlook and Opportunities Forum won a marketing award at the 2004 Canadian Investment Awards.
* Celebrated the 50th anniversary of Templeton Growth Fund in global offices, including 18 road shows in the U.S. and an event in Germany that was attended by 1,600 independent financial advisors, partners, clients and employees.
* Launched Franklin Real Return Fund and Franklin Low Duration Total Return Fund, two new income funds for U.S. retail investors.
* Franklin Templeton Investment Management Limited, a subsidiary of Franklin Resources, Inc., became one of the first foreign asset management firms to be licensed by the Dubai Financial Services Authority to operate in the new Dubai International Financial Centre.


CERTAIN REGULATORY MATTERS

On January 21, 2005, the staff of the National Association of Securities Dealers, Inc. verbally advised the company that it has determined to withdraw its recommendation of a disciplinary proceeding against Franklin Templeton Distributors, Inc. relating to the use of directed brokerage commissions and will take no further action on this matter. Separately, Franklin Templeton Investments Corp. ("FTIC"), our Canadian subsidiary that manages our Franklin Templeton Canadian mutual funds, continues to provide information to the staff of the Ontario Securities Commission ("OSC") in response to its December 10, 2004 letter indicating that enforcement proceedings are contemplated against FTIC relating to market timing strategies allegedly used by some accounts in our Canadian funds. The company has entered into discussions with the OSC staff in efforts to settle this matter to the extent the company can reasonably do so. We cannot predict the likelihood of whether these discussions will result in a settlement or the terms or amount of any such settlement. Should a settlement be reached, the amount could be material to the company's financial results. These matters were previously described in the company's Form 10-K for the fiscal year ended September 30, 2004.

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under management and             THREE MONTHS ENDED
per share data)                                                                 DECEMBER 31
                                                                    ------------------------------------
                                                                                                   %
                                                                        2004         2003       CHANGE
                                                                        ----         ----       ------
OPERATING REVENUES
Investment management fees                                              $566,483     $454,508       25%
Underwriting and distribution fees                                       340,378      276,249       23%
Shareholder servicing fees                                                63,167       61,338        3%
Consolidated sponsored investment products income, net                       615           26    2,265%
Other, net                                                                15,379       17,545     (12%)
                                                                    ------------------------------------
TOTAL OPERATING REVENUES                                                 986,022      809,666       22%
                                                                    ------------------------------------

OPERATING EXPENSES
Underwriting and distribution                                            311,422      248,728       25%
Compensation and benefits                                                211,507      189,204       12%
Information systems, technology and occupancy                             66,805       69,648      (4%)
Advertising and promotion                                                 26,108       21,232       23%
Amortization of deferred sales commissions                                31,378       22,448       40%
Amortization of intangible assets                                          4,411        4,402        --
Other                                                                     34,307       31,144       10%
                                                                    ------------------------------------
TOTAL OPERATING EXPENSES                                                 685,938      586,806       17%
                                                                    ------------------------------------

OPERATING INCOME                                                         300,084      222,860       35%
                                                                    ------------------------------------
OTHER INCOME (EXPENSES)

Consolidated sponsored investment products gains, net                     16,163        4,000      304%
Investment and other income                                               27,389       16,191       69%
Interest expense                                                         (7,987)      (7,111)       12%
                                                                    ------------------------------------
OTHER INCOME, NET                                                         35,565       13,080      172%
                                                                    ------------------------------------

Income before taxes on income and cumulative effect of an accounting
  change                                                                 335,649      235,940       42%
Taxes on income                                                           95,660       68,423       40%
                                                                    ------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE, NET OF TAX      239,989      167,517       43%

Cumulative effect of an accounting change, net of tax                         --        4,779    (100%)

                                                                    ------------------------------------
NET INCOME                                                              $239,989     $172,296       39%
                                                                    ====================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an accounting change                    $0.96        $0.68       41%
Cumulative effect of an accounting change                                     --         0.02    (100%)
                                                                    ------------------------------------
Net income                                                                 $0.96        $0.70       37%
                                                                    ====================================

DILUTED EARNINGS PER SHARE /1
Income before cumulative effect of an accounting change                    $0.92        $0.65       42%
Cumulative effect of an accounting change                                     --         0.02    (100%)
                                                                    ------------------------------------
Net income                                                                 $0.92        $0.67       37%
                                                                    ====================================

DIVIDENDS PER SHARE                                                       $0.100       $0.085       18%
AVERAGE SHARES OUTSTANDING (IN THOUSANDS)
     Basic                                                               250,418      247,758        1%
     Diluted /1                                                          262,629      258,443        2%

/1   Diluted  earnings per share and diluted average shares  outstanding for all periods shown reflect the adoption of the Emerging  Issues Task Force Issue No. 04-8, "The Effect of Contingently
     Convertible Debt on Diluted Earnings Per Share".


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under management and             THREE MONTHS ENDED
per share data)                                                                 DECEMBER 31
                                                                    ------------------------------------
                                                                                                   %
                                                                        2004         2003       CHANGE
                                                                        ----         ----       ------


OPERATING MARGIN /2                                                          30%          28%        --
ASSETS UNDER MANAGEMENT (in millions)
Beginning of period                                                     $361,860     $301,857       20%
       Sales                                                              28,387       23,829       19%
       Reinvested distributions                                            4,288        1,920      123%
       Redemptions                                                      (19,637)     (16,448)       19%
       Distributions                                                     (5,251)      (2,659)       97%
       Acquisitions                                                           --          878    (100%)
       Appreciation                                                       32,559       27,344       19%
END OF PERIOD                                                           $402,206     $336,721       19%
SIMPLE MONTHLY AVERAGE FOR PERIOD                                       $381,039     $318,739       20%

/2   Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                  THREE MONTHS ENDED
                                           31-DEC-04 30-SEP-04  % CHANGE  30-JUN-04  31-MAR-04   31-DEC-03
                                           -------------------  --------  ---------  ---------   ---------
OPERATING REVENUES
Investment management fees                  $566,483  $511,116       11%   $505,409   $499,595    $454,508
Underwriting and distribution fees           340,378   293,464       16%    282,852    298,357     276,249
Shareholder servicing fees                    63,167    60,419        5%     60,582     61,724      61,338
Consolidated sponsored investment products
  income, net                                    615       874     (30%)      1,136      1,483          26
Other, net                                    15,379    15,859      (3%)     17,836     17,836      17,545
                                          -----------------------------------------------------------------
TOTAL OPERATING REVENUES                     986,022   881,732       12%    867,815    878,995     809,666
                                          -----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                311,422   266,076       17%    252,250    268,057     248,728
Compensation and benefits                    211,507   189,563       12%    193,532    197,139     189,204
Information systems, technology and           66,805    68,015      (2%)     67,464     68,413      69,648
  occupancy
Advertising and promotion                     26,108    27,711      (6%)     31,139     31,935      21,232
Amortization of deferred sales commissions    31,378    26,760       17%     24,688     24,997      22,448
Amortization of intangible assets              4,411     4,403        --      4,398      4,401       4,402
Provision for governmental investigations,
  proceedings and actions                         --    23,500    (100%)     21,500     60,000          --
September 11, 2001 recovery, net                  --        --        --         --   (30,277)          --
Other                                         34,307    33,935        1%     31,858     29,120      31,144
                                          -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                     685,938   639,963        7%    626,829    653,785     586,806
                                          -----------------------------------------------------------------

OPERATING INCOME                             300,084   241,769       24%    240,986    225,210     222,860
                                          -----------------------------------------------------------------

OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  gains (losses), net                         16,163   (2,963)       N/A    (3,463)      5,819       4,000
Investment and other income                   27,389    30,869     (11%)     14,300     28,946      16,191
Interest expense                             (7,987)   (7,916)        1%    (7,832)    (7,799)     (7,111)
                                          -----------------------------------------------------------------
OTHER INCOME, NET                             35,565    19,990       78%      3,005     26,966      13,080
                                          -----------------------------------------------------------------

Income before taxes on income and
  cumulative effect of an accounting change  335,649   261,759       28%    243,991    252,176     235,940
Taxes on income                               95,660    74,078       29%     70,095     79,385      68,423
                                          -----------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE, NET OF TAX              239,989   187,681       28%    173,896    172,791     167,517
Cumulative effect of an accounting change,
  net of tax                                      --        --        --         --         --       4,779
                                          -----------------------------------------------------------------

NET INCOME                                  $239,989  $187,681       28%   $173,896   $172,791    $172,296
                                          =================================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                            $0.96     $0.75       28%      $0.70      $0.69       $0.68
Cumulative effect of an accounting change         --        --        --         --         --        0.02
                                          -----------------------------------------------------------------
Net income                                     $0.96     $0.75       28%      $0.70      $0.69       $0.70
                                          =================================================================

DILUTED EARNINGS PER SHARE /3
Income before cumulative effect of an
  accounting change                            $0.92     $0.73       26%      $0.67      $0.67       $0.65
Cumulative effect of an accounting change         --        --        --         --         --        0.02
                                          -----------------------------------------------------------------
Net income                                     $0.92     $0.73       26%      $0.67      $0.67       $0.67
                                          =================================================================



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS


                                                                 THREE MONTHS ENDED

                                           31-DEC-04  30-SEP-04  % CHANGE  30-JUN-04  31-MAR-04  31-DEC-03
                                           ---------  ---------  --------  ---------  ---------  ---------

DIVIDENDS PER SHARE                           $0.100     $0.085       18%     $0.085     $0.085     $0.085
AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                   250,418    249,564        --    249,802    249,549    247,758
     Diluted /3                              262,629    260,638        1%    261,325    261,032    258,443
OPERATING MARGIN /4                              30%        27%        --        28%        26%        28%

EMPLOYEES                                      6,779      6,696        1%      6,557      6,484      6,462
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     15.9       15.3        4%       15.9       16.0       15.1

/3   Diluted  earnings per share and diluted average shares  outstanding for all periods shown reflect the adoption of the Emerging  Issues Task Force Issue No. 04-8, "The Effect of Contingently Convertible
     Debt on Diluted Earnings Per Share".

/4   Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts and number of shares in thousands)

                                                           PRELIMINARY
                                                          DECEMBER 31,   SEPTEMBER 30,
                                                                  2004            2004
                                                            ----------            ----
ASSETS
Current assets                                              $4,245,654      $4,044,212
Banking/ finance assets                                        827,987         825,844
Non-current assets                                           3,377,607       3,358,079
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                $8,451,248      $8,228,135
---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $825,267        $921,115
Banking/ finance liabilities                                   702,253         658,717
Non-current liabilities                                      1,491,826       1,465,430
---------------------------------------------------------------------------------------
Total liabilities                                            3,019,346       3,045,262
Minority interest                                               92,570          76,089
Total stockholders' equity                                   5,339,332       5,106,784
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $8,451,248      $8,228,135
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      250,243         249,680
---------------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                        31-DEC-04  30-SEP-04   % CHANGE  30-JUN-04  31-MAR-04  31-DEC-03
                                    ------------------------------------------------------------------
     EQUITY
                  Global/international  $155.7     $132.9        17%     $128.6     $126.7     $118.5
                  Domestic (U.S.)         73.3       66.4        10%       66.3       66.0       63.6
                                    ------------------------------------------------------------------
                  Total equity           229.0      199.3        15%      194.9      192.7      182.1
                                    ------------------------------------------------------------------

     HYBRID                               66.4       59.0        13%       55.9       54.1       51.1

     FIXED-INCOME
                  Tax-free                51.8       51.3         1%       49.9       53.0       52.4
                  Taxable:
                     Domestic             32.5       31.3         4%       30.1       32.4       32.2
                  (U.S.)
                  Global/international    16.3       14.2        15%       13.6       13.6       13.1
                                    ------------------------------------------------------------------
                  Total                  100.6       96.8         4%       93.6       99.0       97.7
                  fixed-income
                                    ------------------------------------------------------------------

     MONEY MARKET                          6.2        6.8       (9%)        6.4        5.8        5.8

                                    ------------------------------------------------------------------
TOTAL ENDING ASSETS                     $402.2     $361.9        11%     $350.8     $351.6     $336.7
                                    ------------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS           $381.0     $353.3         8%     $347.8     $345.7     $318.7
                                    ==================================================================

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          31-DEC-04    30-SEP-04    % CHANGE   31-DEC-03    % CHANGE
                                          ---------    ---------    --------   ---------    --------
BEGINNING ASSETS UNDER MANAGEMENT            $361.9       $350.8          3%      $301.9         20%
     U.S. RETAIL ASSETS
       Beginning assets                      $224.3       $217.6          3%      $188.0         19%
       ---------------------------------------------------------------------------------------------
       Sales                                   13.9         11.0         26%        13.4          4%
       Reinvested distributions                 3.9          0.7        457%         1.7        129%
       Redemptions                            (8.2)        (7.5)          9%       (8.4)        (2%)
       Distributions                          (4.9)        (1.2)        308%       (2.3)        113%
       Acquisitions                              --           --          --          --          --
       Appreciation                            17.5          3.7        373%        15.6         12%
       ---------------------------------------------------------------------------------------------
       Ending assets                         $246.5       $224.3         10%      $208.0         19%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $137.6       $133.2          3%      $113.9         21%
       ---------------------------------------------------------------------------------------------
       Sales                                   14.5         12.4         17%        10.4         39%
       Reinvested distributions                 0.4          0.1        300%         0.2        100%
       Redemptions                           (11.5)        (9.3)         24%       (8.0)         44%
       Distributions                          (0.4)        (0.1)        300%       (0.4)          --
       Acquisitions                              --           --          --         0.9      (100%)
       Appreciation                            15.1          1.3      1,062%        11.7         29%
       ---------------------------------------------------------------------------------------------
       Ending assets                         $155.7       $137.6         13%      $128.7         21%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $402.2       $361.9         11%      $336.7         19%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $361.9       $350.8          3%      $301.9         20%
         -------------------------------------------------------------------------------------------
         Sales                                 28.4         23.4         21%        23.8         19%
         Reinvested distributions               4.3          0.8        438%         1.9        126%
         Redemptions                         (19.6)       (16.8)         17%      (16.4)         20%
         Distributions                        (5.4)        (1.3)        315%       (2.7)        100%
         Acquisitions                            --           --          --         0.9      (100%)
         Appreciation                          32.6          5.0        552%        27.3         19%
         -------------------------------------------------------------------------------------------
         ENDING ASSETS                       $402.2       $361.9         11%      $336.7         19%
         -------------------------------------------------------------------------------------------

Note:  Institutional  assets totaling  approximately $31.7 billion are invested in U.S. retail fund and annuity  products and are disclosed in U.S.  retail assets in the above table.  Total institutional and high  net-worth  assets at December 31,  2004,  were  approximately  $132.2 billion, of which high net-worth assets comprised $12.6 billion.



ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                             31-DEC-04  30-SEP-04   31-DEC-03
------------------                                             ---------  ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                          $132.9      $128.6      $99.8
       ----------------------------------------------------------------------------------------
       Sales                                                       10.5         7.6        8.8
       Reinvested distributions                                     2.3          --        0.9
       Redemptions                                                (6.1)       (4.6)      (5.6)
       Distributions                                              (2.7)       (0.1)      (1.1)
       Acquisitions                                                  --          --        0.3
       Appreciation                                                18.8         1.4       15.4
       ----------------------------------------------------------------------------------------
       Ending assets                                              155.7       132.9      118.5
       ----------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                            66.4        66.3       55.4
       ----------------------------------------------------------------------------------------
       Sales                                                        4.0         3.4        4.1
       Reinvested distributions                                     1.0          --        0.2
       Redemptions                                                (3.7)       (2.7)      (2.8)
       Distributions                                              (1.1)          --      (0.3)
       Acquisitions                                                  --          --         --
       Appreciation/(depreciation)                                  6.7       (0.6)        7.0
       ----------------------------------------------------------------------------------------
       Ending assets                                               73.3        66.4       63.6
       ----------------------------------------------------------------------------------------
HYBRID
       Beginning assets                                            59.0        55.9       45.8
       ----------------------------------------------------------------------------------------
       Sales                                                        4.5         3.4        3.3
       Reinvested distributions                                     0.4         0.3        0.3
       Redemptions                                                (1.4)       (1.1)      (1.0)
       Distributions                                              (0.6)       (0.4)      (0.4)
       Acquisitions                                                  --          --         --
       Appreciation                                                 4.5         0.9        3.1
       ----------------------------------------------------------------------------------------
       Ending assets                                               66.4        59.0       51.1
       ----------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                            51.3        49.9       52.2
       ----------------------------------------------------------------------------------------
       Sales                                                        1.2         1.2        1.2
       Reinvested distributions                                     0.3         0.3        0.3
       Redemptions                                                (1.2)       (1.4)      (1.5)
       Distributions                                              (0.6)       (0.5)      (0.6)
       Acquisitions                                                  --          --         --
       Appreciation                                                 0.8         1.8        0.8
       ----------------------------------------------------------------------------------------
       Ending assets                                               51.8        51.3       52.4
       ----------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                            45.5        43.7       42.9
       ----------------------------------------------------------------------------------------
       Sales                                                        5.5         4.2        4.1
       Reinvested distributions                                     0.3         0.2        0.2
       Redemptions                                                (3.8)       (3.6)      (3.2)
       Distributions                                              (0.4)       (0.3)      (0.3)
       Acquisitions                                                  --          --        0.6
       Appreciation                                                 1.7         1.3        1.0
       ----------------------------------------------------------------------------------------
       Ending assets                                               48.8        45.5       45.3
       ----------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                             6.8         6.4        5.8
       ----------------------------------------------------------------------------------------
       Sales                                                        2.7         3.6        2.3
       Reinvested distributions                                      --          --         --
       Redemptions                                                (3.4)       (3.4)      (2.3)
       Distributions                                                 --          --         --
       Acquisitions                                                  --          --         --
       Appreciation                                                 0.1         0.2         --
       ----------------------------------------------------------------------------------------
       Ending assets                                                6.2         6.8        5.8
       ----------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                   $402.2      $361.9     $336.7

CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, January 27, 2005, Martin Flanagan and Greg Johnson, co-CEOs of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or
(706) 645-0197 internationally.
     A replay of the call will be archived on franklintempleton.com through February 7, 2005. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #3285489, after 5:30 p.m. Eastern Time on January 27, 2005, through 11:59 p.m. Eastern Time on February 7, 2005.
     Franklin Resources, Inc. [NYSE:BEN], is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $402 billion in assets under management as of December 31, 2004. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.


SUPPLEMENTAL INFORMATION

INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, FOR ANY U.S. FRANKLIN TEMPLETON FUND, INVESTORS SHOULD TALK TO THEIR FINANCIAL ADVISORS OR CALL FRANKLIN TEMPLETON DISTRIBUTORS, INC. AT 1-800/DIAL BEN(R) (1-800/342-5236). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. MORNINGSTAR ratings and LIPPER rankings for Franklin Templeton U.S.-based funds are based on Class A shares, with the exception of LIPPER rankings for Mutual Series funds, which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 11/30/04 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Fund performance comparisons with indices were calculated at the fund's NAV. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.
3. LIPPER calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 143 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 966 funds. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
4. Source: LIPPER(R) Inc., 12/31/04. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 51, 47, 52 and 29 funds ranked in the top quartile and 21, 24, 21 and 24 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
5. Source: LIPPER(R) Inc., 12/31/04. Of the eligible Franklin Templeton non-money market fixed income funds tracked by LIPPER, 38, 31, 30 and 19 funds ranked in the top quartile and 2, 10, 10 and 17 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
6. Source: LIPPER(R) Inc., 12/31/04. Of the eligible Franklin Templeton equity funds tracked by LIPPER, 13, 16, 22 and 10 funds ranked in the top quartile and 19, 14, 11 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
7. Source: LIPPER(R) Inc., 12/31/04. Franklin Income Fund Class A ranked 27 in a universe of 198 funds in LIPPER's "Income Funds" group for the one-year period, 2 of 115 for the three-year period, 2 of 79 for the five-year period and 5 of 20 for the 10-year period.
8. Source: LIPPER(R) Inc., 12/31/04. Franklin Federal Tax-Free Income Fund Class A ranked 15 in a universe of 297 funds in LIPPER'S "General Municipal Debt Funds" group for the one-year period, 64 of 269 for the three-year period, 76 of 234 for the five-year period and 43 of 139 for the 10-year period.

9. Source: LIPPER(R) Inc., 12/31/04. Templeton Growth Fund Class A ranked 3 in a universe of 24 funds in LIPPER'S "Global Large-Cap Value Funds" group for the one-year period, 2 of 23 for the three-year period, 2 of 18 for the five-year period and 1 of 3 for the 10-year period.
10. Source: LIPPER(R) Inc., 12/31/04. Templeton World Fund Class A ranked 20 in a universe of 61 funds in LIPPER'S "Global Multi-Cap Core Funds" group for the one-year period, 14 of 49 for the three-year period, 5 of 26 for the five-year period and 3 of 10 for the 10-year period.
11. Source: LIPPER Inc., 12/31/04. Franklin Flex-Cap Growth Fund Class A ranked 117 in a universe of 418 funds in LIPPER'S "Multi-Cap Growth Funds" group for the one-year period, 40 of 343 for the three-year period, 55 of 223 for the five-year period and 7 of 74 for the 10-year period.
12. Source: LIPPER(R) Inc., 12/31/04. A LIPPER Leaders distinction does not imply that a fund named as a LIPPER Leader had the best performance in its category. LIPPER Leaders Awards are based on Class A shares. LIPPER ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers. LIPPER ratings for Total Return reflect funds' historical total return performance relative to peers. LIPPER ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named LIPPER Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The LIPPER ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return and Preservation metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named LIPPER Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Bracketed information represents the number of funds in each category. N/A indicates that there were not enough funds in a category to constitute a class. Templeton World Fund, in LIPPER'S Global Multi-Cap Core classification, received the following ratings for the three-, five- and 10-year periods respectively: Consistent Return: 2 [44], 2 [23], 2 [7]. Franklin Income Fund, in LIPPER'S Income classification, received the following ratings for the three-, five- and 10-year periods respectively:
     Preservation (in Mixed Equity asset class): LIPPER Leader [945], LIPPER Leader [746], LIPPER Leader [301]; Total Return: LIPPER Leader [115], LIPPER Leader [79], 2 [20]. Templeton Growth Fund, in LIPPER'S Global Large-Cap Value classification, received the following ratings for the three-, five- and 10-year periods respectively: Consistent Return: LIPPER Leader [23], LIPPER Leader [18], N/A [N/A]; Preservation (in Mixed Equity asset class): LIPPER Leader [7532], LIPPER Leader [5340], LIPPER Leader [1772]; Total Return: LIPPER Leader [23], LIPPER Leader [18], N/A [N/A]. Franklin Federal Tax-Free Income Fund, in LIPPER'S General Municipal Debt classification, received the following ratings for the three-, five- and 10-year periods respectively: Tax Efficiency: LIPPER Leader [269], LIPPER Leader [234], LIPPER Leader [139]. Franklin Flex-Cap Growth Fund, in LIPPER'S Multi-Cap Growth classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return:
     LIPPER Leader [343], 2 [223], LIPPER Leader [74]. LIPPER ratings are not intended to predict future results, and LIPPER does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. LIPPER Leader Copyright 2003, Reuters, All Rights Reserved.
13. Source: [MORNINGSTAR](C) 12/31/04. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 228; 164; 53 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 12/31/04, as applicable. For the three-, five- and 10-year periods ended 12/31/04, the MORNINGSTAR ratings were: Franklin Income Fund 5, 5, 5. The following funds were rated against 274; 208; 73 World Stock funds for the respective three-, five- and 10-year periods ended 12/31/04, as applicable. For the three-, five- and 10-year periods ended 12/31/04, the MORNINGSTAR ratings were: Templeton Growth Fund 4, 4, 4 and Templeton World Fund 3, 4, 4. The following fund was rated against 258; 232; 149 Muni National Long funds for the respective three-, five- and 10-year periods ended 12/31/04, as applicable. For the three-, five- and 10-year periods ended 12/31/04, the MORNINGSTAR ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin Resources, Inc.'s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.


     * Governmental investigations, settlements of such investigations, ongoing and proposed governmental actions, and regulatory examinations of the company and its business activities as described in more detail in the company's press releases and regulatory filings, as well as civil litigation arising out of or related to such matters, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political or economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risk and limitations could constrain our operations.

                                      # # #